Exhibit 99.1

                       Clayton Williams Energy
                Announces 2005 Second Quarter Results


     MIDLAND, Texas--(BUSINESS WIRE)--August 3, 2005--Clayton Williams Energy, Inc. (NASDAQ:CWEI) reported net income for the second quarter of 2005 of $10 million, or $.90 per share, as compared to net income of $2.9 million, or $.28 per share, for the second quarter of 2004. Cash flow from operations for the quarter was $39.3 million, as compared to $27.8 million during the same period in 2004.
    For the six months ended June 30, 2005, the Company reported net income of $1 million, or $.09 per share, as compared to net income of $7.7 million, or $.77 per share, for the same period in 2004. Cash flow from operations for the six-month period in 2005 was $69.3 million, as compared to $49.4 million during the same period in 2004.
    Oil and gas sales for the second quarter of 2005 increased $22.2 million (54%) to $63.3 million from $41.1 million in the 2004 quarter. Higher oil and gas prices resulted in $13.1 million of the increase, and higher oil and gas production accounted for the remaining $9.1 million. Average realized oil prices in the second quarter of 2005 increased 36% from $37.04 to $50.35 per barrel, while gas prices increased 17% from $5.68 to $6.62 per Mcf. Oil production for the second quarter of 2005 increased 32% to 615,000 barrels, or 6,758 barrels per day, from 465,000 barrels, or 5,110 barrels per day. Gas production increased 11% to 4.5 Bcf, or 49,967 Mcf per day, from 4.1 Bcf, or 45,110 Mcf per day in 2004. Incremental production from the Southwest Royalties acquisition in May 2004 and from recently completed wells in Louisiana accounted for most of the increase in production.
    Exploration costs for the second quarter of 2005 were $8.1 million, as compared to $15.3 million for the same period in 2004. During the second quarter of 2005, the Company recorded a pre-tax charge of $4.5 million related to the recent abandonment of the Deer-Hamilton #1 well, a 17,000-foot exploratory well in Nueces County, Texas targeting the Vicksburg formation. The Company estimates that an additional charge of $3.2 million will be recorded in the third quarter of 2005 for drilling and abandonment costs incurred after June 30, 2005.
    For the second quarter of 2005, the Company reported a $9.8 million expense for the change in fair value of derivatives, $3.7 million of which was a non-cash charge to record the Company's derivative positions at their fair value on June 30, 2005. The Company will host a conference call to discuss these results and other forward-looking items today, August 3rd at 1:30 pm CT (2:30 pm ET). The dial-in conference number is: 800-901-5213, passcode 59083952. The replay will be available for one week at 888-286-8010, passcode 68558209.
    To access the Internet webcast, please go to the Investor Relations section of the Company's website at www.claytonwilliams.com and click on "Live Webcast." Following the live webcast, the call will be archived for a period of 90 days on the Company's website.
    Clayton Williams Energy, Inc. is an independent energy company located in Midland, Texas.

    Except for historical information, statements made in this release are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These statements are based on assumptions and estimates that management believes are reasonable based on currently available information; however, management's assumptions and the Company's future performance are subject to a wide range of business risks and uncertainties, and there is no assurance that these goals and projections can or will be met. Any number of factors could cause actual results to differ materially from those in the forward-looking statements, including, but not limited to, production variance from expectations, volatility or oil and gas prices, the need to develop and replace reserves, the substantial capital expenditures required to fund operations, exploration risks, uncertainties about estimates of reserves, competition, government regulation, costs and results of drilling new projects, and mechanical and other inherent risks associated with oil and gas production. These risks and uncertainties are described in the Company's filings with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

           TABLES AND SUPPLEMENTAL INFORMATION FOLLOW . . .


                    CLAYTON WILLIAMS ENERGY, INC.
                CONSOLIDATED STATEMENTS OF OPERATIONS
                             (Unaudited)
                   (In thousands, except per share)


                               Three Months Ended   Six Months Ended
                                    June 30,             June 30,
                               ------------------- -------------------
                                 2005      2004      2005       2004
                               --------- --------- --------- ---------
REVENUES
    Oil and gas sales           $63,301   $41,119  $124,797   $77,451
    Natural gas services          2,550     2,372     5,131     4,899
    Gain on sales of property
     and equipment                  467        61     2,079        66
                               --------- --------- --------- ---------
        Total revenues           66,318    43,552   132,007    82,416
                               --------- --------- --------- ---------

COSTS AND EXPENSES
    Production                   13,856     8,175    26,427    15,130
    Exploration:
        Abandonments and
         impairments              6,430    13,467    17,700    18,099
        Seismic and other         1,665     1,812     2,453     3,737
    Natural gas services          2,374     2,295     4,791     4,647
    Depreciation, depletion
     and amortization            12,288     9,247    24,580    17,771
    Accretion of abandonment
     obligations                    288       265       567       440
    General and administrative    3,134     2,286     5,652     5,587
    Loss on sales of property
     and equipment                   --        --        32        --
                               --------- --------- --------- ---------
        Total costs and
         expenses                40,035    37,547    82,202    65,411
                               --------- --------- --------- ---------
        Operating income         26,283     6,005    49,805    17,005
                               --------- --------- --------- ---------

OTHER INCOME (EXPENSE)
    Interest expense             (2,566)   (1,449)   (4,932)   (1,909)
    Change in fair value of
     derivatives                 (9,837)     (309)  (44,926)   (3,402)
    Other                           650        87     1,096       (37)
                               --------- --------- --------- ---------
        Total other income
         (expense)              (11,753)   (1,671)  (48,762)   (5,348)
                               --------- --------- --------- ---------

Income before income taxes       14,530     4,334     1,043    11,657

Income tax expense                4,580     1,465        85     3,975
                               --------- --------- --------- ---------
NET INCOME                       $9,950    $2,869      $958    $7,682
                               ========= ========= ========= =========

Net income per common share:
    Basic                         $0.92     $0.29     $0.09     $0.80
                               ========= ========= ========= =========
    Diluted                       $0.90     $0.28     $0.09     $0.77
                               ========= ========= ========= =========

Weighted average common shares
 outstanding:
    Basic                        10,800     9,923    10,796     9,647
                               ========= ========= ========= =========
    Diluted                      11,089    10,230    11,068     9,958
                               ========= ========= ========= =========


                    CLAYTON WILLIAMS ENERGY, INC.
                     CONSOLIDATED BALANCE SHEETS
                             (Unaudited)
                            (In thousands)

                               ASSETS


                                        June 30,  December 31,
                                          2005       2004
                                      ----------- -----------
CURRENT ASSETS
    Cash and cash equivalents             $10,677     $16,359
    Accounts receivable:
         Oil and gas sales, net            26,718      25,573
         Joint interest and other,
          net                               4,530       4,653
         Affiliates                           668         553
    Inventory                              13,482       5,202
    Deferred income taxes                     691         625
    Fair value of derivatives                 212       2,333
    Prepaids and other                      2,951       1,401
                                      ----------- -----------
                                           59,929      56,699
                                      ----------- -----------
PROPERTY AND EQUIPMENT
    Oil and gas properties,
     successful efforts method            953,009     909,095
    Natural gas gathering and
     processing systems                    17,448      17,286
    Other                                  11,919      11,839
                                      ----------- -----------
                                          982,376     938,220
    Less accumulated depreciation,
     depletion and amortization          (555,140)   (539,860)
                                      ----------- -----------
         Property and equipment,
          net                             427,236     398,360
                                      ----------- -----------

OTHER ASSETS                                6,978       7,176
                                      ----------- -----------

                                         $494,143    $462,235
                                      =========== ===========

                 LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
    Accounts payable:
         Trade                            $37,284     $51,014
         Oil and gas sales                 10,238      11,223
         Affiliates                         2,386       2,954
    Current maturities of long-
     term debt                                 27          31
    Fair value of derivatives              27,779      16,026
    Accrued liabilities and other           3,103       3,017
                                      ----------- -----------
                                           80,817      84,265
                                      ----------- -----------

NON-CURRENT LIABILITIES
    Long-term debt                        189,607     177,519
    Deferred income taxes                  36,911      36,897
    Fair value of derivatives              50,305      28,958
    Other                                  17,487      17,000
                                      ----------- -----------
                                          294,310     260,374
                                      ----------- -----------

STOCKHOLDERS' EQUITY:
    Preferred stock, par value
     $.10 per share                            --          --
    Common stock, par value $.10
     per share                              1,080       1,078
    Additional paid-in capital            105,134     104,674
    Retained earnings                      12,802      11,844
                                      ----------- -----------
                                          119,016     117,596
                                      ----------- -----------

                                         $494,143    $462,235
                                      =========== ===========


                    CLAYTON WILLIAMS ENERGY, INC.
            CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
                             (Unaudited)
                            (In thousands)


                                  Three Months Ended  Six Months Ended
                                       June 30,           June 30,
                                  ------------------ -----------------
                                    2005      2004     2005     2004
                                  -------- --------- -------- --------


CASH FLOWS FROM OPERATING
 ACTIVITIES
  Net income                       $9,950    $2,869     $958   $7,682
  Adjustments to reconcile net
   income to cash provided by
   operating activities:
     Depreciation, depletion and
      amortization                 12,288     9,247   24,580   17,771
     Exploration costs              6,430    13,467   17,700   18,099
     Gain on sales of property and
      equipment                      (467)      (61)  (2,047)     (66)
     Deferred income taxes          4,607     1,465      (44)   3,975
     Non-cash employee
      compensation                    387      (596)     720      156
     Change in fair value of
      derivatives                   3,769    (2,508)  35,221      437
     Settlements on derivatives
      with financing elements       5,591        --    9,796       --
     Accretion of abandonment
      obligations                     288       265      567      440

  Changes in operating working
   capital:
     Accounts receivable            3,330     3,454   (1,137)   5,067
     Accounts payable               1,339     3,289   (8,827)    (255)
     Other                         (8,176)   (3,136)  (8,205)  (3,907)
                                  -------- --------- -------- --------
      Net cash provided by
       operating activities        39,336    27,755   69,282   49,399
                                  -------- --------- -------- --------

CASH FLOWS FROM INVESTING
 ACTIVITIES
     Additions to property and
      equipment                   (40,187)  (37,495) (79,001) (66,099)
     Investment in SWR                 --  (167,841)      -- (167,841)
     Proceeds from sales of
      property and equipment          457       432    2,151      437
     Other                           (140)      (34)    (418)     103
                                  -------- --------- -------- --------
      Net cash used in
       investing activities       (39,870) (204,938) (77,268)(233,400)
                                  -------- --------- -------- --------

CASH FLOWS FROM FINANCING
 ACTIVITIES
     Proceeds from long-term debt   5,900   186,662   12,100  186,662
     Repayments of long-term debt      --   (24,359)      --  (25,000)
     Proceeds from sale of common
      stock                            --    30,003       --   30,003
     Settlements on derivatives
      with financing elements      (5,591)       --   (9,796)      --
     Payment of debt issue costs       --    (4,156)      --   (4,156)
                                  -------- --------- -------- --------
      Net cash provided by
       financing activities           309   188,150    2,304  187,509
                                  -------- --------- -------- --------

NET INCREASE (DECREASE) IN CASH
 AND CASH EQUIVALENTS                (225)   10,967   (5,682)   3,508

CASH AND CASH EQUIVALENTS
     Beginning of period           10,902     7,995   16,359   15,454

                                  -------- --------- -------- --------
     End of period                $10,677   $18,962  $10,677  $18,962
                                  ======== ========= ======== ========


                     Clayton Williams Energy, Inc.
                   Summary Production and Price Data
                              (Unaudited)


                              Three Months Ended   Six Months Ended
                                    June 30,            June 30,
                              ------------------- -------------------
                                 2005     2004      2005      2004
                              --------- --------- --------- ---------

Average Daily Production:
   Natural Gas (Mcf):
     Permian Basin              16,063     7,505    16,110     4,670
     Louisiana                  14,604     9,898    14,935    10,319
     Austin Chalk (Trend)        2,103     3,110     2,329     3,386
     Cotton Valley Reef
      Complex                   16,618    23,295    17,312    25,707
     Other                         579     1,302       739     1,423
                              --------- --------- --------- ---------
        Total                   49,967    45,110    51,425    45,505
                              ========= ========= ========= =========

   Oil (Bbls):
     Permian Basin               3,281     2,109     3,305     1,524
     Louisiana                   1,494       693     1,485       716
     Austin Chalk (Trend)        1,920     2,242     1,976     2,318
     Other                          63        66        52        57
                              --------- --------- --------- ---------
        Total                    6,758     5,110     6,818     4,615
                              ========= ========= ========= =========

   Natural gas liquids
    (Bbls):
     Permian Basin                 220        83       227       135
     Austin Chalk (Trend)          392       136       365       252
     Other                         124       166       143       184
                              --------- --------- --------- ---------
        Total                      736       385       735       571
                              ========= ========= ========= =========


 Total Production:
   Natural Gas (MMcf)            4,547     4,105     9,308     8,282
   Oil (MBbls)                     615       465     1,234       840
   Natural gas liquids
    (MBbls)                         67        35       133       104
                              --------- --------- --------- ---------
   Gas Equivalents (MMcfe)       8,639     7,105    17,510    13,946


 Average Realized Prices (a):
   Gas ($/Mcf):                  $6.62     $5.68     $6.41     $5.42
                              ========= ========= ========= =========
   Oil ($/Bbl):                 $50.35    $37.04    $49.08    $35.67
                              ========= ========= ========= =========
   Natural gas liquids
    ($/Bbl)                     $31.73    $22.34    $29.63    $23.82
                              ========= ========= ========= =========

 Losses on settled derivative
  contracts (a):
   ($ in thousands, except
    per unit)
     Gas:
      Net realized loss        $(1,271)    $(950)    $(562)    $(950)
      Per unit produced
       ($/Mcf)                  $(0.51)   $(0.49)   $(0.06)   $(0.49)

     Oil:
      Net realized loss        $(4,763)  $(1,855)  $(8,983)  $(2,004)
      Per unit produced
       ($/Bbl)                 $(16.50)   $(8.79)  $(15.32)   $(7.68)



                     CLAYTON WILLIAMS ENERGY, INC.
             Notes to tables and supplemental information


(a) Hedging gains (losses) are only included in the determination of our average realized prices if the underlying derivative contracts are designated as cash flow hedges under applicable accounting standards. We did not designate any of our 2004 or 2005 derivative contracts as cash flow hedges. This means that our derivatives for 2004 and 2005 have been marked-to-market through our statement of operations as other income/expense instead of through accumulated other comprehensive income on our balance sheet. This also means that all realized gains/losses on these derivatives are reported in other income/loss instead of as a component of oil and gas sales.



    CONTACT: Clayton Williams Energy, Inc., Midland
             Patti Hollums, 432-688-3419
             cwei@claytonwilliams.com
             www.claytonwilliams.com
             or
             Mel G. Riggs, 432-688-3431